Exhibit 10.7

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Offshore Subscriber)

TO:	TraceGuard Technologies, Inc. (the “Company”)
330 Madison Avenue
New York, New York 10017

Purchase of Shares of Common Stock

1.	Subscription

1.1 The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth in this agreement (the “Subscription Agreement”), 166,667 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at the price of US$0.30 per Share (the “Subscription Price”) for the aggregate purchase price of US$50,000 (the “Subscription Proceeds”).

1.2 At the same time that Subscriber delivers this Subscription Agreement to the Company, the Subscriber shall pay (or shall have previously paid) the Subscription Proceeds to the Company pursuant to the instructions in Section 2.1. In connection therewith, and within 14 business days of the date on which the Company accepts the Subscription Agreement (the “Closing Date”), the Company shall deliver to Subscriber a certificate evidencing the Shares and, pursuant to Section 8.1 herein, a certificate evidencing the Anti-Dilution Shares.

1.3 Upon acceptance of this Subscription Agreement by the Company, Subscriber acknowledges and agrees that Subscriber shall purchase the Shares pursuant to the terms of this Subscription Agreement.

2.	Payment

2.1 If the Subscriber has not previously paid the Subscription Proceeds, the Subscriber agrees to pay the Subscription Proceeds by wire transfer to:

Name:	TraceGuard Technologies, Inc.
Bank:	______________________
Account:	______________________
SWIFT/ABA:	______________________

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company until acceptance or rejection. In the event that this Subscription Agreement is rejected by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery by the Subscriber of this executed Subscription Agreement, the Company shall return this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement. Following the payment of the Subscription Proceeds to the Company, and until the Company accepts or rejects the Subscription Agreement, the Company is entitled to treat such Subscription Proceeds as an interest-free loan to the Company.

3.	Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

4.	Acknowledgements of Subscriber

4.1The Subscriber acknowledges and agrees that:

(a)
the Shares have not been registered under the Securities Act of 1933, as amended (“1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be sold or transferred except in accordance with the provisions of Regulation S promulgated pursuant to the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and local securities laws;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation to undertake, to register any of the Shares under the 1933 Act;

(c)
the decision to execute this Subscription Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the information filed by the Company with the U.S. Securities and Exchange Commission (the “SEC Filings”);

(d)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(e)	there are risks associated with an investment in the Shares, as described in the SEC Filings;

(f)
the Subscriber has not acquired the Shares as a result of, and will not itself, directly or indirectly, engage in any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Shares pursuant to registration thereof under the 1933 Act, pursuant to Regulation S, or under an exemption from such registration requirements;

(g)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the purchase of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)
the Shares are not listed on any stock exchange or automated dealer quotation system (other than the Over the Counter Bulletin Board (“OTC BB”)) and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system (other than OTC BB);

(j)
the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and local securities laws;

(k)
the statutory and regulatory basis for the exemption claimed for the offer of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(l)
the Subscriber has been advised by the Company to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder; and

(ii)	applicable resale restrictions; and

(m)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

5.	Representations, Warranties and Covenants of Subscriber

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

(b)
the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)
the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is acquiring the Shares for such Subscriber's own account and/or benefit for investment and not as a nominee and not with a view to the distribution thereof.

(e)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(f)	the Subscriber is not a U.S. Person (as defined in Regulation S);

(g)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(h)
the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(i)
the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(j)
the Subscriber is outside the United States at the time of the offer and sale of the Shares and when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(k)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(l)
the Subscriber (i) is able to fend for him/her/itself in the purchase of the Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)	the Subscriber is not aware of any public solicitation or advertisement of an offer in connection with any of the Shares; and

(n)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares;

(ii)	that any person will refund the purchase price of any of the Shares;

(iii)	as to the future price or value of any of the Shares; or

(iv)
that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system, except that the Company’s common stock is currently approved for trading on OTC BB.

(o)	The Subscriber will not engage in hedging transactions with respect to the Shares unless in compliance with the 1933 Act.

6.	Acknowledgement and Waiver

6.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of information contained in the SEC Filings, which is publicly available and filed on EDGAR. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Shares.

7.	Legending of Shares

7.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”)) PURSUANT TO REGULATION S. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF (I) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (III) PURSUANT TO AN EXEMPTION FROM THE ACT WHICH IS CONFIRMED IN AN OPINION OF COMPANY COUNSEL. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.”

7.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8.	Additional Issuance of Shares to Subscriber for Anti-Dilution Purposes with Respect to the Prior Subscription Agreement

9.1 In connection with the purchase by the Subscriber of the Shares pursuant to this Subscription Agreement, the Company shall issue and deliver to the Subscriber, at the same time as the Company delivers the Shares to the Subscriber, a certificate evidencing 571,429 shares of common stock of the Company (the “Anti-Dilution Shares”) which Anti-Dilution Shares are issued to the Subscriber pursuant to Regulation S and provide the Subscriber an effective per share purchase price with respect to the Subscriber’s prior purchase of shares of common stock of the Company pursuant to the Subscription Agreement, dated as of May 29, 2007, that is equal to the Subscription Price. The Subscriber hereby affirms all of the acknowledgements, representations, warranties and covenants in connection with the issuance of the Anti-Dilution Shares as the Subscriber makes herein in connection with the purchase of the Shares pursuant to this Subscription Agreement. The Subscriber understands that the Anti-Dilution Shares shall be unregistered and shall bear a restrictive legend that is identical to the legend set forth in Section 7 herein.

9.	Costs

9.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

10.	Governing Law

10.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably consents to the jurisdiction of the courts of the State of New York to resolve any disputes arising hereunder.

11.	Survival

11.1 This Subscription Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

12.	Assignment

12.1 This Subscription Agreement is not transferable or assignable.

13.	Severability

13.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.	Entire Agreement

14.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.	Notices

15.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and all notices to the Company shall be delivered by facsimile to: TraceGuard Technologies, Inc., 330 Madison Avenue New York, New York 10017, Attention: David Ben-Yair, Chief Financial Officer, facsimile number: 011-972-57-797-5364, with a copy to Moses & Singer LLP, 405 Lexington Avenue, 12th Floor, New York, NY 10174, Attention: Allan Grauberd, Esq., facsimile number (917) 206-4381.

16.	Counterparts and Electronic Means

16.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office of Subscriber)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by TraceGuard Technologies, Inc.

DATED as of the __ day of _____, 2008.

TRACEGUARD TECHNOLOGIES, INC.

Per:
David Ben-Yair, Chief Financial Officer